SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

October 28, 2003

KEYSTONE PROPERTY TRUST

(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	1-12514 (Commission File Number)	84-1246585 (IRS Employer Identification No.)

200 Four Falls Corporate Center, Suite 208
West Conshohocken, PA 19428
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:
(484) 530-1800

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
UNAUDITED PRO FORMA CONDENSED AND CONSOLIDATED FINANCIAL STATEMENTS
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
REPORT OF INDEPENDENT AUDITORS
STATEMENTS OF REVENUE AND CERTAIN EXPENSES (IN 000’S)
NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES
REPORT OF INDEPENDENT AUDITORS
COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES
NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES
CONSENT OF ERNST & YOUNG, LLP

     In a Current Report on Form 8-K dated January 31, 2003 and filed with the Securities and Exchange Commission on February 10, 2003, Keystone Property Trust (the “Company”) reported the pending acquisition of a portfolio of six industrial warehouse buildings located near Harrisburg, Pennsylvania totaling approximately 1.6 million square feet (the “Capital Business Center”) from Capital Lane Property Holding, L.P. and Capital Lane Property Holding II, L.P. (the “Sellers”). This acquisition was completed on February 20, 2003. Total consideration for this acquisition was approximately $47.8 million, including closing costs, and was funded using proceeds from the Company’s February 2003 preferred stock offering and borrowings under the Company’s line of credit facility. The Company also reported on February 10, 2003, the acquisition of a 507,000 square foot industrial property on January 3, 2003 known as the Sears Property in Middletown, Pennsylvania from Mark G. Caldwell and Martin L. Grass trading as Double M Development Company. Total consideration for this acquisition was approximately $20.5 million, including closing costs, and was funded using approximately $8.2 million in cash ($8.0 million from the Company’s line of credit facility), and $12.3 million of assumed debt from The Prudential Insurance Company of America. The purpose of this filing is to update Item 7 information, for the year ended December 31, 2002, information regarding the acquisitions of the Capital Business Center and Sears Property. Defined terms herein are the same as indicated in the Current Report on Form 8-K filed on February 10, 2003 unless otherwise noted.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	PRO FORMA FINANCIAL INFORMATION

Unaudited pro forma condensed consolidated financial information which sets forth the Company’s acquisitions of the Capital Business Center and Sears Property for the six-month period ended June 30, 2003 and for the year ended December 31, 2002 are included on pages F-3 to F-8.

(b)	FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

The statements of revenue and certain operating expenses of the Capital Business Center and Sears Property for the year ended December 31, 2002 (audited) and the unaudited statements of revenue and certain operating expenses of the Capital Business Center for the period from January 1, 2003 to February 19, 2003 are included on pages F-9 to F-15.

(c)	EXHIBITS

23.1 Consent of Ernst & Young, LLP

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

KEYSTONE PROPERTY TRUST

Date:	October 28, 2003	By: /s/ Jeffrey E. Kelter

Jeffrey E. Kelter
President and Chief Executive Officer

Date:	October 28, 2003	By: /s/ Timothy E. McKenna

Timothy E. McKenna
Senior Vice President and Chief Financial Officer

Date:	October 28, 2003	By: /s/ J. Peter Lloyd

J. Peter Lloyd
Vice President and Chief Accounting Officer

3

KEYSTONE PROPERTY TRUST

INDEX

I.	UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
	•	Pro Forma Condensed Consolidated Statement of Operations for the six-month period ended June 30, 2003	F-3
	•	Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2002	F-4
	•	Notes to Unaudited Pro Forma Condensed Consolidated Financial Information	F-5
II.	SEARS PROPERTY
	•	Report of Independent Auditors	F-9
	•	Statement of Revenue and Certain Expenses for the six-month period ended June 30, 2003 (unaudited) and year ended December 31, 2002	F-10
	•	Notes to Statement of Revenue and Certain Expenses	F-11
III.	CAPITAL BUSINESS CENTER
	•	Report of Independent Auditors	F-12
	•	Combined Statements of Revenue and Certain Expenses for the period from January 1, 2003 to February 19, 2003 (unaudited) and year ended December 31, 2002	F-13
	•	Notes to Combined Statements of Revenue and Certain Expenses	F-14

KEYSTONE PROPERTY TRUST

UNAUDITED PRO FORMA CONDENSED AND CONSOLIDATED FINANCIAL STATEMENTS

     The following sets forth the unaudited pro forma condensed consolidated statements of operations for Keystone Property Trust (the “Company”) for the six months ended June 30, 2003 and the year ended December 31, 2002.

     The pro forma condensed consolidated financial information should be read in conjunction with the historical financial statements of the Company filed pursuant to the rules and regulations of the Securities and Exchange Commission. The pro forma condensed consolidated financial statements do not purport to represent our results of operations that would actually have occurred had the following events occurred the first day of each period presented, nor do they purport to project our results of operations for any future period.

     The unaudited pro forma condensed consolidated financial information is presented as if the following events occurred as of the beginning of each period presented for these proforma condensed consolidated statements of operations.

     On January 3, 2003, Keystone Property Trust (the “Company”), through Keystone Operating Partnership, L.P. (the “Operating Partnership”), acquired a 507,000 square foot industrial property located at 2040 North Union Street (the “Sears Property”) in Middletown, Pennsylvania. Total consideration for this acquisition was approximately $20.5 million, including closing costs, and was funded using approximately $8.2 million in cash, ($8.0 million from the Company’s line of credit facility), and $12.3 million of assumed debt at an interest rate of 8.11%.

     On February 20, 2003, Keystone Property Trust (the “Company”) acquired a portfolio of six industrial warehouse buildings located near Harrisburg, Pennsylvania totaling approximately 1.6 million square feet (the “Capital Business Center”) from Capital Lane Property Holding, L.P. and Capital Lane Property Holding II, L.P. (the “Seller”). Total consideration for this acquisition was approximately $47.8 million, including closing costs, and was funded using proceeds from the Company’s February 2003 preferred stock offering and borrowings under the Company’s line of credit facility. The purpose of this filing is to report audited 2002 Item 7 information for the year ended December 31, 2002 regarding the acquisitions of the Capital Business Center and the Sears Property. Defined terms herein are the same as indicated in the Current Report on Form 8-K filed on February 10, 2003 unless otherwise noted.

     The statements contained in this filing may include forward-looking statements within the meaning of the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be achieved. As forward-looking statements, these statements involve risks and uncertainties that could cause actual results to differ materially from the expected results. These risks and uncertainties include, but are not limited to, uncertainties affecting real estate businesses generally, risks relating to acquisition activities and risks relating to leasing and re-leasing activities. Additional information on factors, which could impact the Company and the forward-looking statements contained herein, are detailed in the Company’s filings with the Securities and Exchange Commission.

KEYSTONE PROPERTY TRUST

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2003

(Unaudited—in thousands, except share and per share data)

			Other
	The Company		Pro Forma		The Company
	Historical	Acquisitions (2a)	Adjustments(2)		Pro Forma

REVENUE:
Rents	$35,044	$662	$34	(b)	$35,740
Reimbursement revenue and other income	6,892	158	—		7,050

Total revenue	41,936	820	34		42,790
OPERATING EXPENSES:
Property operating expenses	6,826	277	—		7,103
General and administrative	5,279	—	—		5,279
Depreciation and amortization	10,131	—	218	(a)	10,349

Total operating expenses	22,236	277	218		22,731
Income before interest expense, equity in income from equity method investments, and gains on sales of assets	19,700				20,059

Interest expense	9,300	—	55	(a)	9,355
Equity in income from equity method investments	2,863				2,863
Gains on sales of assets	3,221				3,221

Income before distributions to preferred unitholders, minority interest of unitholders in operating partnership and income allocated to preferred shareholders	16,484				16,788
Distributions to preferred unitholders	(2,536)				(2,536)

Income before minority interest of unitholders in operating partnership, and income allocated to preferred shareholders	13,948				14,252
Minority interest of unit holders in operating partnership	(2,219)	—	(54	)(c)	(2,273)

Income from continuing operations	$11,729				$11,979

Income allocated to preferred shareholders	$(3,040)				$(3,040)

Income allocated to common shareholders	$8,689				$8,939

Income from continuing operations per common share – basic	$0.40				$0.41

Income from continuing operations per common share – diluted	$0.40				$0.41

Weighted average shares outstanding-basic	21,584,368				21,584,368

Weighted average common shares outstanding – diluted	27,325,602				27,325,602

The accompanying notes are an integral part of this statement.

KEYSTONE PROPERTY TRUST
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR YEAR ENDED DECEMBER 31, 2002

(Unaudited in thousands, except share and per share data)

				Other
	The Company			Pro Forma		The Company
	Historical(3)		Acquisitions (3a)	Adjustments (3)		Pro Forma

REVENUE:
Rents and reimbursements	$83,067		$7,097	$295	(b)	$90,459
Reimbursement revenue and other income	13,434		2,052	—		15,486

Total revenue	96,501		9,149	295		105,945
OPERATING EXPENSES:
Property operating expenses	17,728		2,324	—		20,052
General and administrative	10,024		—	—		10,024
Depreciation and amortization	19,978		—	2,288	(a)	22,266

Total operating expenses	47,730		2,324	2,288		52,342
Income before interest expense, equity in income from equity method investments, and losses on sales of assets	48,771					53,603

Interest expense	25,115	(e)	—	2,017	(a)	27,132
Equity in income from equity method investments	899					899
Losses on sales of assets	(31,322)					(31,322)

Loss before distributions to preferred unitholders, minority interest of unitholders in operating partnership and income allocated to preferred shareholders	(6,767)					(3,952)
Distributions to preferred unitholders	(5,585)					(5,585)

Loss before minority interest of unitholders in operating partnership, and income allocated to preferred shareholders	(12,352)					(9,537)
Minority interest of unitholders in operating partnership	3,492		—	(390	)(c)	3,102

Loss from continuing operations	$(8,860)					$(6,435)

Income from discontinued operations	900					900

Net Loss	(7,960)					(5,535)
Loss allocated to preferred shareholders	$(3,449	)(d)				$(3,449)

Loss allocated to common shareholders	$(11,409)					$(8,984)

Loss from continuing operations per common share – basic	$(0.59)					$(0.46)

Loss from continuing operations per common share – diluted	$(0.59)					$(0.46)

Weighted average shares outstanding – basic	19,467,656					19,467,656

Weighted average common shares outstanding – diluted	19,467,656					25,547,603

The accompanying notes are an integral part of this statement.

KEYSTONE PROPERTY TRUST

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.	BASIS OF PRESENTATION

     Keystone Property Trust (together with its subsidiaries, the “Company”) is a fully integrated, self-administered, self-managed real estate investment trust (“REIT”) engaged in the ownership, acquisition, development and management of industrial properties principally in the eastern portion of the United States. At June 30, 2003, the Company owned interests in a portfolio of 119 properties (the “Properties”) comprised of 117 industrial properties, one office property and an investment in a direct financing lease, which aggregated approximately 26.9 million square feet, with 25 of the Properties being owned through unconsolidated joint venture entities.

     The statement of revenue and certain expenses reflects the operations for the periods presented of 2040 North Union Street, located in Middletown, PA (the “Sears Property”). The Sears Property was acquired by Keystone Property Trust (the “Company”) on January 3, 2003 for approximately $20.5 million, including closing costs. The Sears Property is an industrial property comprising 507,000 of aggregate net rentable square feet and was acquired from Double M Development Company.

     On February 20, 2003, the Company acquired a portfolio of six industrial warehouse buildings located near Harrisburg, Pennsylvania totaling approximately 1.6 million square feet (the “Capital Business Center”) from Capital Lane Property Holding, L.P. and Capital Lane Property Holding II, L.P. (the “Seller”). Total consideration for this acquisition was approximately $47.8 million, including closing costs, and was funded using proceeds from the Company’s February 2003 offering and borrowings under the Company’s line of credit facility. The purpose of this filing is to update Item 7 information for the year ended December 31, 2002 regarding the acquisitions of the Capital Business Center and the Sears Property. Defined terms herein are the same as indicated in the Current Report on Form 8-K filed on February 10, 2003 unless otherwise noted.

     These pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company. The pro forma operating results included herein include the historical results and related pro forma adjustments to reflect the periods ended December 31, 2002 and June 30, 2003, as if these transactions had been consummated as of the beginning of these periods.

2.	ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2003 (in 000s)

     The accompanying unaudited pro forma condensed consolidated statements of operations contain certain adjustments, which are explained below to give effect to the acquisitions of the properties. The historical statements of revenue and certain expenses of the properties exclude certain expenses that would not be comparable with those resulting from the proposed future operations. The pro forma adjustments include results of operations for the indicated periods of the properties based on our accounting policies where such policies differ from those which were applied in preparing the historical statements of the properties.

2003 – HISTORICAL OPERATIONS ADJUSTMENTS:

(a)	Reflects the pro forma adjustment related to historical operations for the six months ended June 30, 2003:

	REVENUE			OPERATING
				EXPENSES
		Tenant
		Reimbursements		Property Operating
	Minimum	and		and
	Rent	Other Income	Subtotal	Other Expenses

Capital Business Center	$662	$158	$820	$277

Total	$662	$158	$820	$277

	INTEREST AND DEPRECIATION

		Depreciation and
	Interest Expense (i)	Amortization (ii)

Capital Business Center	$55	$218

Total	$55	$218

(b)	Pro forma minimum rent includes a pro forma adjustment for straight line rent of $7 and an adjustment for Statement of Financial Accounting Standards (“SFAS”) No. 141 “Business Combinations of $27.

Footnotes:

(i)	Pro forma interest expense on mortgage debt with an effective interest rate of 3.22% for acquisition indebtedness and debt increases related to the transactions.

(ii)	Pro forma depreciation expense reflects calculated depreciation based on a 35-year useful life for acquired properties.

2003 – OTHER PRO-FORMA ADJUSTMENTS:

(c)	To adjust the minority interest’s share of income in the Operating Partnership. The Company owned approximately 79.8% of the Operating Partnership as of June 30, 2003. The adjustment to record the income effect of the minority interest share for the six months ended June 30, 2003 in the pro forma statement of operations was computed as follows:

Pro forma revenue	$42,790
Pro forma expenses	32,086
Distributions to preferred unitholders and preferred shareholders	5,576
Pro forma equity in income from equity investments	2,863
Gains on sales of assets	3,221

Pro forma income before minority interest	$11,212

Minority interest (20.2%)	$2,273
Minority interest for the six months ended June 30, 2003	2,219

Adjustment required	$54

3.	ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2002 (in 000’s)

The accompanying unaudited pro forma condensed consolidated statements of operations contain certain adjustments, which are explained below to give effect to the acquisitions of the properties. The historical statements of revenue and certain expenses of the properties exclude certain expenses that would not be comparable with those resulting from the proposed future operations. The adjustments include results of operations for the indicated periods of the properties based on our accounting policies where such policies differ from those which were applied in preparing the historical statements of the properties.

2002 – HISTORICAL OPERATIONS ADJUSTMENTS:

(a)	Adjustments to record the adjustments related to the historical operations for the year ended December 31, 2002:

				OPERATING
	REVENUE			EXPENSES

		Tenant		Property
		Reimbursements		Operating And
	Minimum Rent	and Other Income	Subtotal	Other Expenses

Sears Property	$2,041	$306	$2,347	$305
Capital Business Center	5,056	1,746	6,802	2,019

Total	$7,097	$2,052	$9,149	$2,324

	INTEREST AND DEPRECIATION

		Depreciation and
	Interest Expense (i)	Amortization (ii)

Sears Property	$1,631	$715
Capital Business Center	386	1,573

Total	$2,017	$2,288

Footnotes:

(b)	Pro forma minimum rent includes a pro forma adjustment for straight line rent of $117 for Capital Business Center and an adjustment for SFAS No 141 “Business Combinations” of $108 for Capital Business Center and $70 for the Sears Property

(i)	Pro forma interest expense on mortgage debt with effective interest rates ranging from 3.22% to 8.11% for acquisition indebtedness and debt increases related to the transactions.

(ii)	Pro forma depreciation expense reflects calculated depreciation based on a 35-year useful life for acquired properties.

2002 – OTHER PRO-FORMA ADJUSTMENTS:

(c)	To adjust the minority interest’s share of income in the Operating Partnership. The Company owned approximately 76.2% of the Operating Partnership as of December 31, 2002. The adjustment to record the income effect of the minority interest share for the year ended December 31, 2002 in the pro forma statement of operations was computed as follows (in 000’s):

Pro forma revenue	$105,945
Pro forma expenses	79,474
Distributions to preferred unitholders and preferred shareholders	9,034
Pro forma equity in income from equity investment	899
Loss on sale of assets	31,322
Income from discontinued operations	900

Pro forma loss before minority interest	$12,086

Minority interest (23.8%)	$2,808
Minority interest for the year ended December 31, 2002	3,198

Adjustment required	$390

(d)	Pursuant to Financial Accounting Standards Board (“FASB”) EITF Topic D-42, “The Effect on the Calculation of Earnings per Share for the Redemption or Induced Conversion of Preferred Stock,” the Company has amended its accounting treatment of the offering costs paid with the issuance of its Convertible Preferred Stock, of which $25 million was redeemed in September 2002. In accordance with the new SEC pronouncement, these costs, aggregating $411, have been expensed as a preferred dividend resulting in a per share reduction of previously reported earnings per share.

(e)	Certain amounts in the 2002 consolidated financial statements have been reclassified in order to conform with the presentation in the 2003 consolidated financial statements. The Company has adopted SFAS No. 145 “Rescission of FASB Statements Nos. 3, 44 and 64, Amendment of FASB Statement No. 13 and Technical Corrections”, effective January 1, 2003, and reclassified its previously reported extraordinary items related to early debt extinguishment ($863).

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Keystone Property Trust:

We have audited the accompanying statement of revenue and certain expenses of 2040 North Union Street (the “Property”) for the year ended December 31, 2002. This financial statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on this statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses of 2040 North Union Street was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Keystone Property Trust as described in Note 1, and is not intended to be a complete presentation of revenues and expenses of 2040 North Union Street.

In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses of 2040 North Union Street for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young, LLP

October 16, 2003
Philadelphia, Pennsylvania

2040 NORTH UNION STREET

STATEMENTS OF REVENUE AND CERTAIN EXPENSES (IN 000’s)

For the Year Ended
December 31, 2002

REVENUE:
Minimum Rent	$2,041
Tenant Reimbursements	306

Total Revenue	2,347

CERTAIN EXPENSES:
Maintenance and Other Operating Expenses	2
Real Estate Taxes	274
Insurance	29

Total Certain Expenses	305

REVENUE IN EXCESS OF CERTAIN EXPENSES	$2,042

The accompanying notes are an integral part of this financial statement.

2040 NORTH UNION STREET

NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

FOR THE PERIOD ENDED DECEMBER 31, 2002

1. BASIS OF PRESENTATION:

     The statement of revenue and certain expenses reflects the operations for the periods presented of 2040 North Union Street, located in Middletown, PA (the “Property”). The 2040 North Union Street property was acquired by Keystone Property Trust (the “Company”) on January 3, 2003. The Property is an industrial property comprising 507,000 of aggregate net rentable square feet and was acquired from Double M Development Company.

     The statement of revenue and certain expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. This financial statement is not representative of the actual operations of the Property for the periods presented, as certain expenses that may not be comparable to those expenses to be incurred in the proposed future operations of the Property have been excluded. Expenses excluded consist of depreciation, amortization, interest, and other costs.

     The preparation of a financial statement in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting period. The ultimate results could differ from those estimates.

2. OPERATING LEASE:

     The Property is leased to Sears Logistics Services, Inc. (“Sears”). Sears renewed their lease effective January 1, 2003. The renewed lease has a term ending December 31, 2006 and provides for annual minimum rental payments in the amount of $2,041,000. In addition to minimum rent, the lease provides for the recovery of certain operating expenses from Sears. These amounts are included as tenant reimbursements in the accompanying statements of revenue and certain expenses.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Keystone Property Trust:

We have audited the accompanying combined statement of revenue and certain expenses of the Capital Business Center (the “Portfolio”) for the year ended December 31, 2002. This financial statement is the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on this combined statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement of revenue and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenue and certain expenses of the Capital Business Center was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Keystone Property Trust as described in Note 1, and is not intended to be a complete presentation of revenues and expenses of the Capital Business Center.

In our opinion, the combined statement of revenue and certain expenses referred to above presents fairly, in all material respects, the combined revenue and certain expenses of the Capital Business Center for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young, LLP

September 30, 2003
Philadelphia, Pennsylvania

CAPITAL BUSINESS CENTER

COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES

	For the period from
	January 1, 2003 to February 19, 2003	For the Year Ended
	(Unaudited)	December 31, 2002

REVENUE:
Rent	$662	$5,056
Tenant Reimbursements	158	1,746

Total Revenue	820	6,802

CERTAIN EXPENSES:
Maintenance and Other Operating Expenses	146	1,049
Management Fees	6	107
Real Estate Taxes	112	766
Insurance	13	97

Total Certain Expenses	277	2,019

REVENUE IN EXCESS OF CERTAIN EXPENSES	$543	$4,783

The accompanying notes are an integral part of this financial statement.

CAPITAL BUSINESS CENTER

NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES

FOR THE PERIOD FROM JANUARY 1, 2003 TO FEBRUARY 19, 2003 AND FOR THE YEAR ENDED DECEMBER 31, 2002

1. BASIS OF PRESENTATION:

     The combined statements of revenue and certain expenses reflect the operations for the periods presented of the Capital Business Center (the “Portfolio”). This Portfolio was acquired by Keystone Property Trust (the “Company”) on February 20, 2003. Total consideration for this acquisition was approximately $47.8 million, including closing costs, and was funded using proceeds from the Company’s February 2003 preferred stock offering and borrowings under the Company’s line of credit facility.

     The combined statements of revenue and certain expenses have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. The financial statements are not representative of the actual operations of the Portfolio for the periods presented, as certain expenses that may not be comparable to the expenses to be incurred in the proposed future operations of the Portfolio have been excluded. Expenses excluded consist of depreciation and amortization, and other costs.

     The Portfolio consists of the following six properties:

				AGGREGATE
				NET
				RENTABLE
PROPERTY ADDRESS	LOCATION	TYPE	OWNER	SQ. FT.

400 First Street, BLDG 1	Middletown, PA	Operating	Capital Lane Property Holding, LP	167,500
401 First Street	Middletown, PA	Operating	Capital Lane Property Holding, LP	490,140
500 Industrial Lane	Middletown, PA	Operating	Capital Lane Property Holding, LP	115,890
400 First Street, BLDG 6	Middletown, PA	Operating	Capital Lane Property Holding, LP	242,824
600 Hunter Lane	Middletown, PA	Operating	Capital Lane Property Holding II, LP	216,387
300 Hunter Lane	Middletown, PA	Operating	Capital Lane Property Holding II, LP	321,333

				1,554,074

     The accounts of each building noted above are combined in the accompanying statements of revenue and certain expenses for the periods presented.

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting period. The ultimate results could differ from those estimates.

     The combined statement of revenue and certain expenses for the period from January 1, 2003 to February 19, 2003 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for the fair presentation of the combined statement of revenue and certain expenses for the interim period have been included. The results of the interim period are not necessarily indicative of the results for the full year.

2. OPERATING LEASES:

     In addition to minimum rent payments, the leases generally provide for the recovery of certain operating expenses from the tenants of their pro rata share. These amounts are included as tenant reimbursements in the accompanying combined statements of revenue and certain expenses.

     The following tenants account for greater than 10% of annual minimum rent for the year ended December 31, 2002:

Property	Tenant	Minimum Rent

400 and 401 First Street,
500 Industrial Lane 300 Hunter Lane	Exel Logistics, Inc. Electrolux Home Products, Inc.	$ $	2,259,234 600,860

     The Portfolio is leased to tenants under operating leases with expiration dates extending to September 30, 2008. Future minimum rentals under non-cancelable operating leases, excluding tenant reimbursements of operating expenses, as of December 31, 2002 are as follows:

2003	$5,448,000
2004	$5,054,000
2005	$2,446,000
2006	$1,956,000
2007	$974,000
2008 and thereafter	$482,000